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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) June 30, 2006


                                  CWHEQ, INC.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




         Delaware                     333-132375-06               87-0698310
----------------------------          -------------            ----------------
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)

  4500 Park Granada
Calabasas, California                                              91302
---------------------                                            ---------
(Address of Principal                                            (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01. Other Events.
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Description of the Mortgage Pool*
--------------------------------

         CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of June 30, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2006-F.

         The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all Subsequent Mortgage Loans during the Funding Period and as of the related Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.



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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated April 14, 2006, and the Prospectus Supplement dated June 29, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-F.

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

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            Not applicable.

      (b)   Pro Forma Financial Information.
            -------------------------------

            Not applicable.

      (c)   Shell Company Transactions.
            --------------------------

            Not applicable.

      (d)   Exhibits.
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            99.1     Characteristics of Final Mortgage Pool

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWHEQ, INC.


                                                By: /s/ Darren Bigby
                                                   ---------------------
                                                   Name:  Darren Bigby
                                                   Title: Vice President

Dated:  August 15, 2006

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

                                  Exhibit Index
                                  -------------


Exhibit No.                Description
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9.1                        Characteristics of Final Mortgage Pool


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